Virtus Emerging Markets Debt Fund,

a series of Virtus Opportunities Trust

Supplement dated March 11, 2013 to the Summary Prospectus and

Statutory Prospectus dated January 31, 2013

IMPORTANT NOTICE TO INVESTORS

The fund has modified its approach to managing duration.

Accordingly, the description of the fund’s duration strategy under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus is revised to state:

Under normal circumstances, the average duration of the fund’s portfolio will vary within three years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2012, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 7.41 years.

All other disclosure concerning the fund, including fees, expenses and portfolio management remains unchanged.